UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 29, 2012

PAULSON CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

811 S.W. Naito Parkway, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000

Former name or former address if changed since last report: no change

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR      240.13e-4(c))

Item 8.01   Other Events

On February 29, 2012, Paulson Investment Company, Inc. ("PIC"), the operating subsidiary of Paulson Capital Corp. (the "Registrant"), issued a press release announcing that an agreement in principle has been reached among it, the Registrant and JHS Capital Advisors, Inc. ("JHS"), regarding the contemplated sale of PIC's retail brokerage business to JHS.  The completion of the transaction is subject to final documentation in form acceptable to all parties and the approval of the Financial Industry Regulatory Authority.

The full text of the press release is included as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

99.1	Paulson Investment Company Inc. press release dated February 29, 2012.

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 29, 2012	PAULSON CAPITAL CORP.

	By:	/s/ Chester L. F. Paulson
Chester L. F. Paulson
President and Chief Executive Officer

2

EXHIBIT INDEX

Exhibit No. Under Regulation S-K, Item 601	Description
99.1	Paulson Investment Company Inc. press release dated February 29, 2012